STERLING FINANCIAL CORPORATION

STERLING FINANCIAL CORPORATION™

Roger Moyer
President and Chief Executive Officer

Today’s Topics

What we have built and accomplished

Our model and strategic focus

Our focus on execution, alignment and profitability

Results – building out our core businesses while
building out our business lines

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties.  Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.

Shareholders should note that many factors could affect the future financial results of
Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling’s financial services and products may not occur; volatility in interest rates;
and other risks and uncertainties.

Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.  Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.

Forward Looking Statement Disclosure

Non-GAAP Measurement

       The following  discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc.

     The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling’s results of operations.  Comparison of Sterling’s efficiency ratio with that of other companies’ may not be appropriate, as they may calculate their ratio in a different manner. Sterling’s calculation of the efficiency ratio is computed by dividing non-interest expenses, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases.  Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation for comparable capital leases, which nets interest expense against interest income.  The efficiency ratio excludes unusual items, including gains on securities activities, interest collected on charged-off loans, etc.

        Return on realized equity is a non-GAAP financial measure, as it is calculated by taking net income, divided by average shareholders equity, excluding average other comprehensive income.  We believe the presentation of return on realized equity provides a reader with a better understanding of our financial performance based on economic transactions, as it excludes the impact of unrealized gains and losses on securities available for sale and derivatives used in cash flow hedges, which can fluctuate based on interest rate volatility.

       Return on tangible equity (ROTE), as referred to in our presentation, is a non-GAAP financial measure that excludes the impacts of intangible assets and goodwill on net income and equity.  We show this ratio, compared to our reported return on realized equity ratio, to separate the impact of purchase accounting adjustments caused mostly by our recent acquisitions.

       Sterling, in referring to its net income, is referring to income determined in conformity with U. S. generally accepted accounting principles (GAAP).

      Although we believe that the above-mentioned non-GAAP financial measures enhance readers’ understanding of our business and performance, these non-GAAP measures should not be considered an alternative to GAAP.

         In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

STERLING FINANCIAL CORPORATION

STERLING
FINANCIAL
CORPORATION
NASDAQ Listed [SLFI]
09:40:02
NASDAQ

Stock Symbol

SLFI

On Nasdaq Stock Market/

the Nasdaq Global Select Market

Corporate Profile

Total assets of approximately $3.1 billion

Investment assets under administration of $2.5
billion

Organized into two revenue groups – Banking
Services Group and Financial Services Group.

Sterling Financial Corporation is a balanced,
     diversified financial services company based in
     Lancaster, Pennsylvania.

STERLING FINANCIAL CORPORATION

Historical Timeline for Sterling Financial Corporation

1987

Sterling Financial Corporation formed as a bank holding company of First National Bank of Lancaster County and its subsidiary Town & Country Leasing

–

First National Bank of Lancaster County name changed to Bank of Lancaster County, N. A.

1999

First National Bank of North East joins Sterling Financial Corporation

–

Lancaster Insurance Group, LLC, formed as Sterling Financial Corporation joint venture affiliate

2000

Bank of Hanover and Trust Company joins Sterling Financial Corporation

–

Bank of Lebanon County formed as Sterling Financial Corporation affiliate

2001

Professional Services Group formed as Sterling Financial Corporation affiliate

2002

Sterling Financial Trust Company formed from Bank of Lancaster County's wealth management group and Bank of Hanover's investment services group

–

Equipment Finance LLC joins Sterling Financial Corporation

–

Correspondent Services Group formed as Sterling Financial Corporation affiliate

2003

PennSterling Bank formed as Sterling Financial Corporation affiliate

–

Delaware Sterling Bank formed as Sterling Financial Corporation affiliate

–

Sterling Financial Settlement Services, LLC, formed as Sterling Financial Corporation joint venture affiliate

–

Church Capital Management, LLC, joins Sterling Financial Corporation

–

Bainbridge Securities Inc. joins Sterling Financial Corporation

2004

StoudtAdvisors, with CapRisk and the Lancaster Chamber Healthcare Plan, joins Sterling Financial Corporation

–

Lancaster Insurance Group, LLC, becomes a wholly-owned subsidiary of Sterling Financial Corporation

–

Pennsylvania State Bank joins Sterling Financial Corporation

2005

Delaware Sterling Bank & Trust Company receives banking charter

–

Infinity Investment Advisors acquired and becomes part of Church Capital Management

Growth Timeline

Who We Are

Retail and business deposits

Consumer and commercial loans

Savings accounts and certificates of deposits

Credit and debit cards

ATMs and online banking

Cash management services

Merchant payment services

International services

Correspondent banking services

Sterling Banking Services Group affiliates provide
   a full range of traditional banking services:

Who We Are

Specialty commercial financing

Fleet and equipment leasing

Investment, trust and brokerage services

Insurance services and employee health
benefit brokerage  services

Human resources consulting

Sterling Financial Services Group affiliates provide:

55.0%
45.0%
Banking Services Group
Financial Services Group

Net Income Contributions - 2005

2007 edition of America’s Finest Companies
by The Staton Institute

Mergent Dividend Achiever for history of
consecutively increasing dividends

50 Fastest Growing Companies in Central
Pennsylvania

2005 Business of the Year Finalist in Central
Pennsylvania

Sterling Recognitions

Brad Scovill

Chief Revenue Officer

New
Alignment

Bev Wise Hill

Group Executive,

Financial Services
Group

Tom Sposito

Chief Banking Officer

STERLING FINANCIAL CORPORATION

Sterling's Presence

Markets
Town & Country Leasing (nationwide)
Equipment Finance

Legend of Offices
Bank of Hanover
Bank of Lancaster County
Bank of Lebanon County
Delaware Sterling Bank
First National Bank of North East
Pennsylvania State Bank
PennSterling
Retirement center branches
Church Capital Management
Bainbridge Securities
headquarters
Juniata
Schuylkill
Perry
Dauphin
Lebanon
Berks
Bucks
Harrisburg
Montgomery
Cumberland
Lancaster
Philadelphia
Chester
Adams
York
Delaware
PENNSYLVANIA
DELAWARE
New Castle
Wilmington
MARYLAND
NEW JERSEY
Carroll
Harford
Cecil
Frederick
Baltimore
Baltimore

In addition to Sterling Financial Corporation and Bank of Lancaster County, Lancaster is the headquarters for Equipment Finance, Town & Country Leasing, Sterling Financial Trust Company, Lancaster Insurance Group, StoudtAdvisors, Sterling Financial Settlement Services, Professional Services Group and Correspondent Services Group. Church Capital Management and Bainbridge Securities have their home offices in Yardley, Pa.

Where We Are Today

Our Mission

We are building a strong, broad based financial services
company, with integrity as our cornerstone and an
unwavering focus on our customers, employees,
shareholders, and communities.

Our people, who are the Sterling Financial Corporation, will deliver solutions that provide superior results for our customers and our company.

Our Vision

At Sterling Financial Corporation…

                Employees are engaged.
                    Customers are valued.
                    Communities are supported.
                    Shareholders are rewarded.

                    Our business is about Making Money and
                    Having Fun while we do it!

Our Strategic Focus

Building a strong, broad-based and balanced
    financial services company

Expanding into growth markets

Adding new companies, competencies and core
products

Following customer relationship management
model

Focusing on our people through employment
partnership

STERLING FINANCIAL CORPORATION

Communities
Customer
Shareholder
People

Make Money, Have Fun

Focus on Three Strategies

Customer Strategy

Shareholder Strategy

Support our communities

People Strategy

2002 and 2003 – building years
(products and platform)

on-going since 2004 – focus on
alignment and strategy execution

REVENUES DRIVE GROWTH

Growth Strategy

STERLING FINANCIAL CORPORATION

Centre
Union
Montour
Columbia
Luzerne
Monroe
Carbon
Snyder
Northumberland
Schuylkill
Mifflin
Lehigh
Blair
Juniata
Perry
Dauphin
Lebanon
Berks
Huntingdon
Bucks
Montgomery
Cumberland
Bedford
Fulton
Franklin
Adams
York
Lancaster
Chester
Delaware
Garrett
Allegany
Washington
Carroll
Cecil
Harford
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Kent
Anne Arundel
Kent
Talbot
Sussex
Charles
Dorchester
Wicomico
St. Mary's
Worcester

■ High Performance Markets ■ Medium Performance Markets ■ Low Performance Markets

potential markets – a long term view

Looking Ahead

Our Design for High Performance

Building a balanced, diversified financial
services organization

Expansion in growing markets

A focus on our customers

A focus on our people

A focus on our shareholders

  Tito L. Lima
 Chief Financial Officer and Treasurer

Earnings per share – 10 % or better

Return on average realized equity – 16 % or better

Efficiency ratio – 60% or lower

Key Metrics

2005 Financial Highlights

Year-end Assets (billions)…………….

Year-end Loans, net (billions)……….

Year-end Deposits (billions)………….

Net Income (millions)…………………..

Diluted earnings per share…..............

Fee Income / Total Revenue…………..

Return on Tangible Equity…………….

Efficiency Ratio………………………….

$       3.0

$       2.1

$       2.2

$     39.3

$     1.34

    27.8%

    20.6%

    61.0%

2005

2004

% Change

$       2.7

$       1.9

$       2.0

$     33.3

$     1.21

    27.1%

    18.2%

    61.3%

  8.1%

10.3%

10.5%

17.8%

10.7%

STERLING FINANCIAL CORPORATION

$0.83
$0.94
$1.08
$1.21
$1.34
2001
2002
2003
2004
2005

Annual Growth In
Diluted Earnings Per Share

Year Ended December 31, 2005

Adjusted for 5-for-4 stock split on June 1, 2005.

Compounded Average Growth Rate (CAGR) – 12.7%

14.41%
14.47%
15.10%
15.00%
13.97%
2001
2002
2003
2004
2005

Return On Average Realized Equity *

2004 ROTE* – 18.2%              2005 ROTE* – 20.6%

* See Non-GAAP measurement slide for definitions.

64.5%
60.2%
59.2%
61.3%
61.0%
2001
2002
2003
2004
2005

Efficiency Ratio *

* See Non-GAAP measurement slide for efficiency ratio definition.

          Efficiency ratio excluding purchase accounting:  2004  - 60.1%  and 2005  – 59.4%

(in millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
2001
2002
2003
2004
2005
27.3%
72.7%
24.6%
75.4%
24.4%
75.6%
27.1%
72.9%
27.8%
72.2%
Non Int Inc
Net Int Inc

Compounded Average Growth Rate (CAGR) – 18.4%

Revenues *

*See Non-GAAP measurement slide for non-interest income definition.

3.95%
4.38%
4.65%
4.83%
4.81%
2001
2002
2003
2004
2005

Net Interest Margin (FTE Basis)

15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
10.2%
5.0%
4.0%
11.9%
6.0%
4.0%
12.9%
10.0%
8.0%
Leverage Ratio
Tier One Capital Ratio
Total Capital Ratio
Actual
Well Capitalized
Minimum

Capital Ratios*

*as of September 30, 2005

2006 First Half  Financial Highlights

Period-end Assets (billions)……………

Period-end Loans, net (billions)………

Period-end Deposits (billions)…………

Net Income (millions)…………………..

Diluted earnings per share…..............

Fee Income / Total Revenue…………..

Return on Assets……………………….

Return on Realized Equity…………….

Return on Tangible Equity…………….

Efficiency Ratio………………………….

$      3.1

$      2.2

$      2.4

$     20.4

$     0.70

    27.7%

      1.4%

    13.8%

    20.4%

    60.6%

2006

2005

% Change

$      2.8

$      2.0

$      2.1

$     19.0

$     0.65

    27.6%

      1.4%

    13.9%

    20.6%

    61.7%

   9.6%

  11.4%

  11.5%

    7.8%

    7.7%

Measurements – 2006 First Half

(3.0%)

7.7%

Diluted Earnings Per
Share Growth

57.8%

60.6%

Efficiency Ratio*

12.9%

13.8%

Return on Average
Realized Equity

Peers (median)

Sterling

Ratio

* See Non-GAAP measurement slide for efficiency ratio definition

Sterling Financial Corporation's peer group:  Community Banks, Inc. (CMTY), First Commonwealth Corporation (FCF), F.N.B.
Corporation (FNB), Fulton Financial Corporation (FULT), Harleysville National Corporation (HNBC), National Penn Bancshares,
Inc. (NPBC), S&T Bancorp, Inc. (STBA), Sandy Spring Bancorp, Inc. (SASR) and Sun Bancorp, Inc. (SNBC)

Asset Quality Ratios

ALLL / Total Loans

ALLL / NPL

NPL / Total Loans

Net Charge-Off Ratio

2000         2001       2002          2003        2004          2005

1.13%      1.01%      1.00%       0.98%       0.99%      1.00%

 192%       126%       111%        315%        417%       460%

0.59%      0.80%      0.90%       0.31%       0.24%      0.22%

0.08%      0.17%      0.08%       0.14%       0.10%      0.11%

December 31,

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$3,525
$37,505
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
6/30/2006

Stock Performance  1987 -2006

Sterling Financial Corporation

Value of 100 shares purchased 06/30/1987

(dividends reinvested)

Sterling Financial
Nasdaq Bank Index
S & P 500
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Total Return (%)
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06

Comparative Returns

Stock Liquidity

Institutional Ownership……………

Outstanding Shares…………..

Shares Traded Daily………………

Analysts Covering Sterling……………

2.70%

12,546,477

12,888

0

2000*

2002*

7.0%

16,923,069

20,280

2

*ending 12/31    **ending 06/30/06

2006**

15.98%

28,742,000

46,352

5

Why Own Sterling?

Sterling Financial Corporation has:

10% plus earnings per share growth annually

Consistent dividend growth

Enhanced liquidity of Sterling Financial Corporation
shares

Diverse business lines and revenue streams

Why Own Sterling?

Sterling Financial Corporation has:

High growth markets

Strong capital to fund growth

Excellent credit quality

Engaged employees

Experienced leadership

For Additional Information

Please visit our web site at:

www.sterlingfi.com